EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Caesars Entertainment, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, Wesley D. Allison, Senior Vice President, Controller and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated the 28th day of February 2005
/s/ WESLEY D. ALLISON
Wesley D. Allison
Senior Vice President, Controller and Interim Chief Financial Officer,
Caesars Entertainment, Inc.